Exhibit 10.46


                                    RELEASE



         BE IT KNOWN, that on this 30th day of July, 2001, the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (hereinafter referred to as the "Secretary") and Bank One Trust Company, N.A., a national banking association (said bank, its successor or assign, herein called the "Indenture Trustee") stated as follows:

                                  WITNESSETH:

         WHEREAS, Perforadora Central S.A. de C.V. (the "Original Shipowner") issued bonds designated "United States Government Guaranteed Export Ships Financing Bonds, 1998 series" (the "Obligations" or the "Bonds") pursuant to a Trust Indenture dated November 5, 1998 (the "Trust Indenture") by and between the Original Shipowner and the Indenture Trustee for the purpose of financing a LeTourneau design Super 116 C Jackup Drilling Unit named TONALA, Patente No. 26807-00 (the "Vessel");

         WHEREAS, the Secretary executed and the Original Shipowner accepted a Commitment to Guarantee Obligations dated November 5, 1998, Contract No. MA-13448 (the "Commitment"), pursuant to Title XI of the Merchant Marine Act, 1936, as amended, under which the United States of America agreed to guarantee (the "Guarantee Transaction") the payment of the unpaid interest on, and the unpaid balance of the principal of the Obligations (the "Guarantees");

         WHEREAS, on November 5, 1998, the Indenture Trustee and the Secretary entered into an Authorization Agreement, Contract No. MA-13449 (the "Authorization Agreement"), which established procedures for, among other thing, the delivery of the Guarantees and the Obligations;

         WHEREAS, in consideration of the execution and delivery of the Guarantees by the Secretary and pursuant to the terms of a Security Agreement dated November 5, 1998 by and between the Original Shipowner and Secretary, Contract No. MA-13450 as amended by Amendment No. 1 to Security Agreement dated January 21, 2000 (collectively referred to herein as the "Security Agreement"), the Original Shipowner made and delivered to the Secretary its promissory note dated November 5, 1998 in the aggregate principal amount of $70,528,000.00 (the "Secretary's Note");

         WHEREAS, as security for payment of the Secretary's Note, the Original Shipowner, among other things, executed and delivered to the Secretary a First Preferred Ship Mortgage dated January 21, 2000 (the "Mortgage") upon the Vessel, pursuant to the then effective and applicable ship mortgage laws of the United States of America and the Republic of Panama;



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
         WHEREAS, the Original Shipowner and the Secretary entered into a depository agreement, Contract No. MA-13453, dated November 5, 1998 (the "Depository Agreement");

         WHEREAS, the Original Shipowner and the Secretary have entered into a Title XI Reserve Fund and Financial Agreement dated November 5, 1998, Contract No. MA-13452, as amended by Amendment No. 1 to the Title XI Reserve Fund and Financial Agreement dated January 21, 2000 (the "Reserve Fund Agreement") and together with the Obligations, the Mortgage, the Secretary's Note, the Trust Indenture, the Depository Agreement, the Security Agreement, the Authorization Agreement and documents related to the Guarantee Transaction, hereinafter referred to as (the "Title XI Documents");

         WHEREAS, the Vessel has been transferred from the Original Shipowner to PC 2 S.A.de C.V. ("PC 2") and from PC 2 to Grupo Industrial Atlantida S.A. de C.V. ("GIA") and from GIA to GIA 2 S.A. de C.V. (which changed its nationality to a Delaware corporation, changed its name to GIA 2, Inc. and is hereafter referred to as "GIA 2"), and from GIA 2 to Tonala, Inc.;

         WHEREAS,., GIA 2 merged into Chiles Offshore Inc, resulting in Tonala, Inc. being a wholly owned subsidiary of Chiles Offshore Inc. and Tonala, Inc. subsequently changed its name to Chiles Coronado Inc.;

         WHEREAS, amounts remain payable with respect to the Obligations;

         WHEREAS, the Secretary and Chiles Coronado Inc. have entered into an amendment to the Title XI Reserve Fund and Financial Agreement dated the date hereof;

         WHEREAS, (i) the Secretary desires to further evidence his consent to the transfer of the Vessel and the obligations under the Title XI documents to Chiles Coronado, Inc. (ii) the Secretary desires to release and cancel the obligations of the Original Shipowner under the Title XI Documents, and (iii) the Secretary further desires to release and cancel the obligations of the Original Shipowner, PC 2, GIA, and GIA 2 under the Title XI Documents;

         NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Secretary and Indenture Trustee agree as follows:



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
         The Secretary hereby releases the Original Shipowner, PC 2, GIA and GIA 2 (and any successor by merger) from all of their obligations under the Title XI Documents;

         The Indenture Trustee hereby approves and consents to the Original Shipowner, PC 2, GIA and GIA 2's release from the obligations in the Title XI Documents.



ATTEST:                                    UNITED STATES OF AMERICA
                                           (Secretary of Transportation)


  /s/ PATRICIA E. BYRNE                  BY:      /s/ JOEL C. RICHARD
------------------------------               --------------------------------
PATRICIA E. BYRNE,                               JOEL C. RICHARD, SECRETARY
ASSISTANT SECRETARY                              MARITIME ADMINISTRATION



ATTEST:                                     BANK ONE TRUST COMPANY, N.A.


  /s/  DENIS L. MILLINER                  BY:  /s/  TIMOTHY C. BRENNAN
-------------------------------              ----------------------------------
NAME:  Denis L. Milliner                     NAME:  Timothy C. Brennan
TITLE: Assistant Secretary                   TITLE: Regional Account Executive
                                                    and Authorized Officer


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